                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549

                             ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 31, 2001

                               Modem Media, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


Delaware                              0-21935                  06-1464807
--------------------------------------------------------------------------------
 (State or other               (Commission File Number)   (I.R.S. Employer
Jurisdiction of                                           Identification No.)
Incorporation)


                  230 East Avenue, Norwalk, Connecticut 06855
--------------------------------------------------------------------------------
              (Address of Principal Executive Officers) (Zip Code)


                                 (203) 299-7000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events

On May 31, 2001, Modem Media, Inc. (the "Company") announced that effective June 8, 2001, Robert Allen, the Company's President and Chief Operating Officer, will take a leave of absence for an undisclosed period of time for personal reasons. A press release was issued to that effect.

The complete text of the press release issued by the Company is attached as an exhibit to this document.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits
               99  Press Release, dated May 31, 2001

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            MODEM MEDIA, INC.


                            ----------------------------------------
                            /s/ Sloane Levy
                            Senior Vice President, General Counsel, Human Resources and Corporate Secretary

May 31, 2001


                                       3